UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 28, 2025

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange
3.828% Notes due June 7, 2032	BDX32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

BD held its 2025 Annual Meeting on January 28, 2025. The final voting results for each of the matters submitted to a vote of shareholders at the 2025 Annual Meeting are as follows:

Proposal No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below.

Nominee	For	Against	Abstain	Broker Non-Votes
William M. Brown	229,666,746	4,701,855	364,721	21,170,297
Catherine M. Burzik	222,460,121	7,797,905	4,475,296	21,170,297
Carrie L. Byington	233,523,789	852,341	357,193	21,170,297
R. Andrew Eckert	212,988,078	21,443,621	301,623	21,170,297
Claire M. Fraser	223,419,291	11,060,117	253,914	21,170,297
Jeffrey W. Henderson	213,692,268	20,691,456	349,598	21,170,297
Christopher Jones	219,391,801	15,072,728	268,792	21,170,297
Thomas E. Polen	214,682,478	18,775,493	1,275,352	21,170,297
Timothy M. Ring	233,071,138	1,320,264	341,919	21,170,297
Bertram L. Scott	222,906,992	11,548,073	278,257	21,170,297
Joanne Waldstreicher	231,633,856	2,805,606	293,860	21,170,297

Proposal No. 2: The appointment of Ernst & Young as BD’s independent registered public accounting firm for fiscal year 2025 was ratified by the shareholders by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
235,180,130	20,249,859	473,629	N/A

Proposal No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
208,413,830	25,696,707	622,784	21,170,297

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Stephanie M. Kelly
Stephanie M. Kelly
Associate General Counsel, Securities and Governance and Assistant Secretary
Date: January 31, 2025